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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 2-88721, 33-2481, 33-18221, 33-32596, 33-32597, 33-44633, 33-67782, 33-67784 and
333-35787 of Gibson Greetings, Inc. on Form S-8 of our report dated February 16, 1998, appearing in this Annual Report on Form 10-K of Gibson Greetings, Inc. for the year ended December 31, 1997.


DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Cincinnati, Ohio
March 31, 1998



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